Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.74

                                AMENDMENT NO. 11
                                     TO THE
                    POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                         EFFECTIVE AS OF: FEB. 9, 2004;

         This Amendment No. 11 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

         WHEREAS, the purpose of this Amendment to the Agreement is to revise the royalty rates for certain Licensed Systems known as the "Milan Series" of Seiko Epson printing products (as described below).

         NOW, THEREFORE, the parties agree as follows:

1. The following new Paragraph (v) is hereby added under *** of EXHIBIT O ("Royalty Payments And Other Fees") of the Agreement to read as follows:

         "(v) ***.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 11 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                            Peerless:

ADOBE SYSTEM INCORPORATED                         PEERLESS SYSTEMS CORPORATION

By: /s/ JIM STEPHENS                              By: /s/ WILLIAM NEIL
   -----------------                                 -----------------

Print                                             Print
Name: Jim Stephens                                Name: William Neil

Title: SVP Worldwide Sales and Field Operations   Title: VP Finance & CFO

Date: 2/9/04                                      Date: 1-21-04

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